Summary of significant accounting policies	6 Months Ended
Jun. 30, 2022
Accounting Policies [Abstract]
Summary of significant accounting policies	Summary of significant accounting policies
Total loss write-offs
Total loss write-offs result from the loss of an asset because of an unforeseen event (for example, an airplane crash incident, physical loss by wrongful deprivation, asset seizure, or other loss event). These events may be insured through the lessee’s insurance policies where we are named as the insured, and under our own insurance policies where the lessee’s insurance policy fails to indemnify us. We recognize an insurance receivable to the extent we have a claim from a loss from a total loss write-off event and the likelihood of recovering such loss or portion of the loss is probable at the balance sheet date.
We recognize insurance proceeds in excess of the loss recognized when all contingencies are resolved, which generally occurs when we receive a non-refundable cash payment from the insurers, or when we execute a binding settlement agreement with the insurers where a non-refundable payment will be made.
Unusual or infrequently occurring events or transactions
A material event or transaction that we consider to be unusual in nature or that is expected to occur infrequently, or both, is reported separately in our Condensed Consolidated Income Statements, gross of income taxes.
Our other significant accounting policies are described in our Annual Report on Form 20-F for the year ended December 31, 2021, filed with the SEC on March 30, 2022.
Future application of accounting standards:
Reference Rate Reform
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04, Reference Rate Reform (ASC 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASC 848”). ASC 848 provided temporary optional expedients and exceptions to the U.S. GAAP guidance on contract modifications and hedge accounting to reduce the financial reporting burden in light of the market transition from London Interbank Offered Rates (“LIBOR”) and other reference interest rates to alternative reference rates.
Under ASC 848 companies can elect not to apply certain modification accounting requirements to contracts affected by reference rate reform if certain criteria are met. An entity that makes this election would not be required to remeasure the contracts at the modification date or reassess a previous accounting determination. The amendments of ASC 848 apply only to contracts, hedging relationships and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments in ASC 848 are effective from March 12, 2020 through December 31, 2022 and can be adopted prospectively for any interim period that includes or is subsequent to March 12, 2020. We have not adopted ASC 848 for this interim period and are currently evaluating the adoption impact the standard may have on our financial statements.
As of June 30, 2022, we had approximately $6.4 billion of floating rate debt outstanding that used either one-month, three-month or six-month USD LIBOR as the applicable reference rate to calculate interest on such debt, of which $5.6 billion is set to mature after June 30, 2023. As of June 30, 2022, we had approximately $4.2 billion notional amount of floating rate derivatives outstanding that used either one-month, three-month or six-month USD LIBOR. Certain of our floating rate debt and derivatives contain, or are subject to applicable law that establishes, LIBOR transition fall-back provisions and we expect these to transition to the Secured Overnight Financing Rate (“SOFR”) on or before June 30, 2023.